1940 Act

Rule 30b2-1

VIA EDGAR

March 13, 2017

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Jackson VFL Variable Life Separate Account
File No. 811-07569, CIK 0001007010
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435	2/24/2017
The Alger Portfolios	0000832566	3/01/2017
AB Variable Products Series Fund, Inc.	0000825316	2/23/2017
American Century Variable Portfolios, Inc.	0000814680	2/23/2017
Federated Insurance Series	0000912577	2/23/2017
First Eagle Variable Fund	0001000249	2/24/2017
Franklin Templeton Variable Insurance Products Trust	0000837274	3/06/2017
Janus Aspen Series	0000906185	3/01/2017
Lazard Retirement Series, Inc.	0001033669	3/09/2017
MFS Variable Insurance Trust	0000918571	2/27/2017
Universal Institutional Funds, Inc.	0001011378	3/07/2017
Van Eck VIP Trust	0000811976	3/10/2017
Variable Insurance Products Fund	0000356494	2/23/2017
Variable Insurance Products Fund II	0000831016	2/22/2017
Variable Insurance Products Fund V	0000823535	2/24/2017

/s/ Sam S. Felice
Sam S. Felice
State/SEC Compliance Coordinator
Phoenix Life Insurance Company
Administrator for Valley Forge Life Insurance Company